Exhibit 99.2

Financial Supplement

First Quarter 2013

(Unaudited)

World Headquarters	Internet address	Contacts:
1370 Timberlake Manor Parkway	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017		Senior Executive Vice President
U.S.A.		and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

John Hayden
Sr. Vice President
Controller & Investor Relations
Phone: (636) 300-8828
e-mail: jhayden@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated

Financial Supplement

1st Quarter 2013

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’ equity excluding AOCI.

Reinsurance Group of America, Incorporated

Financial Highlights

(USD thousands, except inforce & per share data)	Three Months Ended or As of					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2013	2012	2012	2012	2012	Quarter
Net premiums	$1,979,693	$2,179,707	$1,912,746	$1,950,661	$1,863,482	$116,211
Net income	185,535	222,989	144,475	141,111	123,318	62,217
Operating income	122,847	181,830	99,902	122,273	112,377	10,470
Operating return on equity (ex AOCI)—annualized	10.1%	15.5%	8.9%	11.2%	10.6%	-0.5%
Operating return on equity (ex AOCI)—trailing 12 months	11.4%	11.6%	10.5%	11.8%	12.0%	-0.6%
Total assets	40,197,101	40,360,438	39,924,013	38,344,323	32,286,082	7,911,019
Assumed Life Reinsurance in Force (in billions)
U.S.	$1,395.6	$1,395.6	$1,403.3	$1,405.8	$1,406.1	$(10.5)
Canada	382.8	389.7	384.8	365.1	364.5	18.3
Europe & South Africa	581.8	602.5	559.4	525.2	529.7	52.1
Asia Pacific	512.6	539.8	533.5	486.2	470.7	41.9

Total Life Reinsurance in Force	$2,872.8	$2,927.6	$2,881.0	$2,782.3	$2,771.0	$101.8

Assumed New Business Production (in billions)
U.S.	$25.7	$19.2	$23.1	$24.2	$84.9	$(59.2)
Canada	12.9	12.0	11.3	12.6	13.1	(0.2)
Europe & South Africa	45.7	58.4	37.3	25.5	14.8	30.9
Asia Pacific	11.6	12.8	47.2	24.5	5.7	5.9

Total New Business Production	$95.9	$102.4	$118.9	$86.8	$118.5	$(22.6)

Per Share and Shares Data
Basic earnings per share
Net income	$2.51	$3.02	$1.96	$1.91	$1.68	$0.83
Operating income	$1.66	$2.46	$1.35	$1.66	$1.53	$0.13
Diluted earnings per share
Net income	$2.49	$3.00	$1.95	$1.91	$1.67	$0.82
Operating income	$1.65	$2.44	$1.35	$1.65	$1.52	$0.13
Wgt. average common shares outstanding (basic)	73,838	73,880	73,776	73,718	73,575	263
Wgt. average common shares outstanding (diluted)	74,389	74,375	74,138	74,054	74,043	346
Common shares issued	79,138	79,138	79,138	79,138	79,138	—
Treasury shares	5,837	5,211	5,286	5,416	5,426	411
Common shares outstanding	73,301	73,927	73,852	73,722	73,712	(411)
Book value per share	$94.34	$93.47	$91.18	$84.75	$80.44
Per share effect of accumulated other comprehensive income (AOCI)	$26.97	$28.52	$29.13	$24.41	$21.87
Book value per share, excluding AOCI	$67.37	$64.95	$62.05	$60.34	$58.57
Shareholder dividends paid	$17,752.7	$17,724.7	$17,696.2	$13,268.6	$13,255.3	$4,497.4

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2013	2012	2012	2012	2012	Quarter
Revenues:
Net premiums	$1,979,693	$2,179,707	$1,912,746	$1,950,661	$1,863,482	$116,211
Investment income, net of related expenses	425,131	370,151	396,781	328,334	340,940	84,191
Investment related gains (losses), net
OTTI on fixed maturity securities	(202)	(4,346)	(1,996)	(1,959)	(7,607)	7,405
OTTI on fixed maturity securities transferred to/from AOCI	—	—	(559)	162	(7,221)	7,221
Other investment related gains (losses), net	94,573	115,108	78,608	25,598	58,348	36,225

Total investment related gains (losses), net	94,371	110,762	76,053	23,801	43,520	50,851
Other revenue	101,907	62,482	63,501	72,957	45,033	56,874

Total revenues	2,601,102	2,723,102	2,449,081	2,375,753	2,292,975	308,127
Benefits and expenses:
Claims and other policy benefits	1,688,910	1,797,779	1,662,625	1,625,446	1,580,149	108,761
Interest credited	125,483	94,835	130,341	66,697	88,042	37,441
Policy acquisition costs and other insurance expenses	357,357	344,791	318,106	335,939	307,634	49,723
Other operating expenses	119,501	132,334	103,786	105,541	110,098	9,403
Interest expense	28,486	28,917	29,749	23,360	23,322	5,164
Collateral finance facility expense	2,538	3,357	2,995	2,878	2,967	(429)

Total benefits and expenses	2,322,275	2,402,013	2,247,602	2,159,861	2,112,212	210,063
Income before income taxes	278,827	321,089	201,479	215,892	180,763	98,064
Income tax expense	93,292	98,100	57,004	74,781	57,445	35,847

Net income	$185,535	$222,989	$144,475	$141,111	$123,318	$62,217

Pre-tax Operating Income Reconciliation:
Income before income taxes	278,827	321,089	201,479	215,892	180,763	98,064
Investment and derivative losses (gains)—non-operating (1)	48,842	(3,404)	(16,940)	(102,184)	94,098	(45,256)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(90,258)	(74,054)	(54,836)	4,453	9,428	(99,686)
GMXB embedded derivatives (1)	(51,314)	(30,588)	(2,579)	74,929	(146,375)	95,061
Funds withheld losses (gains)—investment income	(2,031)	(6,447)	(6,400)	(5,323)	1,040	(3,071)
Funds withheld losses (gains)—policy acq. costs	—	55	122	152	209	(209)
EIA embedded derivatives—interest credited	(19,311)	7,711	(167)	(1,685)	39,239	(58,550)
EIA embedded derivatives—policy acq. costs	—	—	—	—	—	—
DAC offset, net	64,618	44,308	13,705	1,490	(13,148)	77,766
Gain on repurchase of collateral finance facility securities	(46,506)	—	—	—	—	(46,506)

Operating Income Before Income Taxes	$182,867	$258,670	$134,384	$187,724	$165,254	$17,613

After-tax Operating Income Reconciliation:
Net Income	185,535	222,989	144,475	141,111	123,318	62,217
Investment and derivative losses (gains)—non-operating (1)	31,434	(2,801)	(11,972)	(66,949)	60,304	(28,870)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(58,668)	(48,135)	(35,644)	2,895	6,128	(64,796)
GMXB embedded derivatives (1)	(33,354)	(19,882)	(1,676)	48,704	(95,144)	61,790
Funds withheld losses (gains)—investment income	(1,321)	(4,190)	(4,160)	(3,460)	676	(1,997)
Funds withheld losses (gains)—policy acq. costs	—	36	79	99	136	(136)
EIA embedded derivatives—interest credited	(12,552)	5,012	(108)	(1,095)	25,505	(38,057)
EIA embedded derivatives—policy acq. costs	—	—	—	—	—	—
DAC offset, net	42,002	28,801	8,908	968	(8,546)	50,548
Gain on repurchase of collateral finance facility securities	(30,229)	—	—	—	—	(30,229)

Operating Income	$122,847	$181,830	$99,902	$122,273	$112,377	$10,470

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands, except per share data)	2013	2012	2012	2012	2012	Quarter
Revenues:
Net premiums	$1,979,693	$2,179,707	$1,912,746	$1,950,661	$1,863,482	$116,211
Investment income, net of related expenses	423,100	363,704	390,381	323,011	341,980	81,120
Investment related gains, net	1,641	2,716	1,698	999	671	970
Other revenue	55,401	62,482	63,501	72,957	45,033	10,368

Total revenues	2,459,835	2,608,609	2,368,326	2,347,628	2,251,166	208,669
Benefits and expenses:
Claims and other policy benefits	1,688,910	1,797,779	1,662,625	1,625,446	1,580,149	108,761
Interest credited	144,794	87,124	130,508	68,382	48,803	95,991
Policy acquisition costs and other insurance expenses	292,739	300,428	304,279	334,297	320,573	(27,834)
Other operating expenses	119,501	132,334	103,786	105,541	110,098	9,403
Interest expense	28,486	28,917	29,749	23,360	23,322	5,164
Collateral finance facility expense	2,538	3,357	2,995	2,878	2,967	(429)

Total benefits and expenses	2,276,968	2,349,939	2,233,942	2,159,904	2,085,912	191,056
Operating income before income taxes	182,867	258,670	134,384	187,724	165,254	17,613
Operating income tax expense	60,020	76,840	34,482	65,451	52,877	7,143

Operating income	$122,847	$181,830	$99,902	$122,273	$112,377	$10,470

Wgt. Average Common Shares Outstanding (Diluted)	74,389	74,375	74,138	74,054	74,043	346

Diluted Earnings Per Share—Operating Income	$1.65	$2.44	$1.35	$1.65	$1.52	$0.13

Foreign currency effect (1):
Net premiums	$(19,599)	$14,105	$(25,972)	$(45,800)	$(4,924)	$(14,675)
Operating income before income taxes	$(2,798)	$1,799	$(4,165)	$(3,471)	$(387)	$(2,411)

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2013	2012	2012	2012	2012
Assets
Fixed maturity securities, available-for-sale	$22,401,659	$22,291,614	$21,658,414	$17,244,192	$16,794,057
Mortgage loans on real estate	2,325,191	2,300,587	2,256,881	1,157,049	1,040,733
Policy loans	1,245,812	1,278,175	1,243,498	1,250,238	1,260,070
Funds withheld at interest	5,698,594	5,594,182	5,608,640	5,457,888	5,472,532
Short-term investments	180,707	288,082	90,789	49,981	75,425
Investment receivable	—	—	—	5,406,898	—
Other invested assets	1,129,651	1,159,543	1,236,616	940,605	867,507

Total investments	32,981,614	32,912,183	32,094,838	31,506,851	25,510,324
Cash and cash equivalents	1,001,841	1,259,892	1,603,730	957,341	873,933
Accrued investment income	230,269	201,344	250,048	182,586	173,629
Premiums receivable and other reinsurance balances	1,259,281	1,356,087	1,179,687	1,104,176	1,131,334
Reinsurance ceded receivables	602,373	620,901	623,954	626,734	597,508
Deferred policy acquisition costs	3,545,063	3,619,274	3,630,877	3,605,008	3,629,424
Other assets	576,660	390,757	540,879	361,627	369,930

Total assets	$40,197,101	$40,360,438	$39,924,013	$38,344,323	$32,286,082

Liabilities and Stockholders’ Equity
Future policy benefits	$11,355,882	$11,372,856	$11,093,483	$10,725,096	$10,413,361
Interest-sensitive contract liabilities	13,141,402	13,353,502	13,254,859	13,352,601	8,252,995
Other policy claims and benefits	3,243,948	3,160,250	3,132,526	3,026,467	2,984,681
Other reinsurance balances	250,606	233,630	218,057	249,336	132,389
Deferred income taxes	2,105,391	2,120,501	1,806,186	1,785,614	1,728,765
Other liabilities	877,405	742,249	1,217,788	890,687	777,678
Short-term debt	—	—	—	—	—
Long-term debt	1,815,392	1,815,253	1,815,111	1,414,969	1,414,829
Collateral finance facility	491,987	652,010	651,968	651,936	652,029

Total liabilities	33,282,013	33,450,251	33,189,978	32,096,706	26,356,727
Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,765,255	1,755,421	1,743,822	1,740,415	1,736,184
Retained earnings	3,521,492	3,357,255	3,154,317	3,033,505	2,906,310
Treasury stock	(349,190)	(312,182)	(316,542)	(326,292)	(325,732)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	253,370	267,475	273,258	237,010	253,875
Unrealized appreciation of securities, net of income taxes	1,758,775	1,877,657	1,907,512	1,591,647	1,388,597
Pension and postretirement benefits, net of income taxes	(35,405)	(36,230)	(29,123)	(29,459)	(30,670)

Total stockholders’ equity	6,915,088	6,910,187	6,734,035	6,247,617	5,929,355

Total liabilities and stockholders’ equity	$40,197,101	$40,360,438	$39,924,013	$38,344,323	$32,286,082

Total stockholders’ equity, excluding AOCI	$4,938,348	$4,801,285	$4,582,388	$4,448,419	$4,317,553

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2013	2012	2012	2012	2012	Quarter
Revenues:
Net premiums	$1,046,049	$1,159,106	$1,045,767	$1,082,400	$1,021,507	$24,542
Investment income, net of related expenses	132,289	133,988	135,532	133,652	132,417	(128)
Other revenue	529	2,448	764	401	1,003	(474)

Total revenues	1,178,867	1,295,542	1,182,063	1,216,453	1,154,927	23,940
Benefits and expenses:
Claims and other policy benefits	929,680	973,185	917,264	934,807	907,461	22,219
Interest credited	16,150	11,421	14,637	14,555	15,054	1,096
Policy acquisition costs and other insurance expenses	139,968	145,437	156,995	150,958	145,485	(5,517)
Other operating expenses	23,521	25,890	20,684	20,586	24,001	(480)

Total benefits and expenses	1,109,319	1,155,933	1,109,580	1,120,906	1,092,001	17,318
Operating income before income taxes	69,548	139,609	72,483	95,547	62,926	6,622

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	69,548	139,609	72,483	95,547	62,926	6,622
Investment and derivative (losses) gains—non-operating	7,297	11,752	(1,927)	789	(13,084)	20,381

Income before income taxes	$76,845	$151,361	$70,556	$96,336	$49,842	$27,003

Loss and Expense Ratios:
Claims and other policy benefits	88.9%	84.0%	87.7%	86.4%	88.8%	0.1%
Policy acquisition costs and other insurance expenses	13.4%	12.5%	15.0%	13.9%	14.2%	-0.8%
Other operating expenses	2.2%	2.2%	2.0%	1.9%	2.3%	-0.1%

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2013	2012	2012	2012	2012	Quarter
Revenues:
Net premiums	$3,838	$3,521	$3,623	$3,355	$3,596	$242
Investment income, net of related expenses	178,719	127,812	154,789	90,527	111,501	67,218
Investment related gains (losses), net	—	—	—	(18)	(30)	30
Other revenue	28,881	30,893	31,976	29,254	19,893	8,988

Total revenues	211,438	162,226	190,388	123,118	134,960	76,478
Benefits and expenses:
Claims and other policy benefits	3,588	2,892	2,828	5,102	1,902	1,686
Interest credited	128,096	74,992	115,645	53,611	33,511	94,585
Policy acquisition costs and other insurance expenses	30,045	39,527	42,200	44,955	72,004	(41,959)
Other operating expenses	4,113	3,977	2,596	2,807	3,062	1,051

Total benefits and expenses	165,842	121,388	163,269	106,475	110,479	55,363
Operating income before income taxes	45,596	40,838	27,119	16,643	24,481	21,115

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	45,596	40,838	27,119	16,643	24,481	21,115
Investment and derivative gains (losses)—non-operating (1)	(52,932)	(13,667)	2,039	92,008	(96,355)	43,423
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	90,202	76,778	54,257	(4,593)	(9,387)	99,589
GMXB embedded derivatives (1)	51,314	30,588	2,579	(74,929)	146,375	(95,061)
Funds withheld gains (losses)—investment income	650	3,944	5,652	5,430	(2,224)	2,874
Funds withheld gains (losses)—policy acq. costs	—	(55)	(122)	(152)	(209)	209
EIA embedded derivatives—interest credited	19,311	(7,711)	167	1,685	(39,239)	58,550
EIA embedded derivatives—policy acq. costs	—	—	—	—	—	—
DAC offset, net	(64,618)	(44,308)	(13,705)	(1,490)	13,148	(77,766)

Income before income taxes	$89,523	$86,407	$77,986	$34,602	$36,590	$52,933

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont’d)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD millions)	2013	2012	2012	2012	2012
Annuity account values:
Fixed annuities (deferred)	$5,357	$5,690	$5,815	$5,942	$897
Net interest spread (fixed annuities):	2.2%	2.2%	1.1%	1.0%	2.4%
Equity-indexed annuities	$4,809	$4,833	$4,882	$4,867	$4,895
Variable annuities:
No riders	$960	$948	$957	$944	$1,040
GMDB only	80	79	80	79	82
GMIB only	6	6	6	6	6
GMAB only	54	54	55	54	57
GMWB only	1,707	1,662	1,667	1,620	1,704
GMDB / WB	465	455	461	451	460
Other	32	31	31	30	32

Total VA account values	$3,304	$3,235	$3,257	$3,184	$3,381

Fair value of liabilities associated with living benefit riders	$121	$172	$203	$205	$130
Interest-sensitive contract liabilities associated with:
Guaranteed investment contracts	$200	$200	$200	$200	$198
Bank-owned life insurance (BOLI)	$525	$522	$519	$515	$512
Other asset-intensive business	$75	$75	$76	$77	$78

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2013	2012	2012	2012	2012	Quarter
Revenues:
Investment income, net of related expenses	$597	$361	$364	$179	$164	$433
Other revenue	12,797	13,796	11,565	11,734	8,910	3,887

Total revenues	13,394	14,157	11,929	11,913	9,074	4,320
Benefits and expenses:
Policy acquisition costs and other insurance expenses	3,440	1,081	2,012	704	770	2,670
Other operating expenses	1,947	4,555	1,635	1,593	1,852	95

Total benefits and expenses	5,387	5,636	3,647	2,297	2,622	2,765
Operating income before income taxes	8,007	8,521	8,282	9,616	6,452	1,555

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	8,007	8,521	8,282	9,616	6,452	1,555
Investment and derivative gains (losses)—non-operating	34	112	(146)	32	(139)	173

Income before income taxes	$8,041	$8,633	$8,136	$9,648	$6,313	$1,728

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2013	2012	2012	2012	2012	Quarter
Revenues:
Net premiums	$243,271	$248,443	$227,944	$221,167	$218,210	$25,061
Investment income, net of related expenses	49,174	45,928	46,016	46,349	47,716	1,458
Investment related gains (losses), net	1,005	1,041	1,003	995	1,323	(318)
Other revenue	208	41	3,288	3,205	(30)	238

Total revenues	293,658	295,453	278,251	271,716	267,219	26,439
Benefits and expenses:
Claims and other policy benefits	189,698	169,959	191,275	184,857	160,625	29,073
Interest credited	12	6	22	—	—	12
Policy acquisition costs and other insurance expenses	60,832	58,786	49,790	47,476	50,285	10,547
Other operating expenses	10,239	12,664	9,022	8,876	9,650	589

Total benefits and expenses	260,781	241,415	250,109	241,209	220,560	40,221
Operating income before income taxes	32,877	54,038	28,142	30,507	46,659	(13,782)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	32,877	54,038	28,142	30,507	46,659	(13,782)
Investment and derivative gains (losses)—non-operating	2,050	2,817	8,630	4,630	7,220	(5,170)
Funds withheld gains (losses)—investment income	1,381	2,503	748	(107)	1,184	197

Income before income taxes	$36,308	$59,358	$37,520	$35,030	$55,063	$(18,755)

Loss and Expense Ratios:
Loss ratios (creditor business)	32.7%	6.1%	40.4%	38.0%	34.1%	-1.4%
Loss ratios (excluding creditor business)	93.2%	87.5%	96.8%	95.5%	83.8%	9.4%
Claims and other policy benefits / (net premiums + investment income)	64.9%	57.7%	69.8%	69.1%	60.4%	4.5%
Policy acquisition costs and other insurance expenses (creditor business)	61.0%	60.0%	58.2%	58.5%	57.1%	3.9%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.9%	12.5%	11.1%	11.8%	14.2%	-1.3%
Other operating expenses	4.2%	5.1%	4.0%	4.0%	4.4%	-0.2%
Foreign currency effect (1):
Net premiums	$(1,562)	$7,617	$(3,413)	$(9,838)	$(3,328)	$1,766
Operating income before income taxes	$(521)	$1,785	$919	$(2,905)	$(554)	$33
Creditor reinsurance net premiums	$61,114	$58,340	$52,038	$45,883	$44,810	$16,304

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2013	2012	2012	2012	2012	Quarter
Revenues:
Net premiums	$323,908	$402,515	$303,101	$310,075	$292,771	$31,137
Investment income, net of related expenses	12,224	11,560	11,437	11,248	11,331	893
Other revenue	1,287	1,386	1,576	1,464	2,253	(966)

Total revenues	337,419	415,461	316,114	322,787	306,355	31,064
Benefits and expenses:
Claims and other policy benefits	283,915	357,190	251,553	263,992	261,484	22,431
Policy acquisition costs and other insurance expenses	11,734	7,937	14,697	13,550	15,052	(3,318)
Other operating expenses	26,195	36,075	24,809	26,810	25,195	1,000

Total benefits and expenses	321,844	401,202	291,059	304,352	301,731	20,113
Operating income before income taxes	15,575	14,259	25,055	18,435	4,624	10,951

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	15,575	14,259	25,055	18,435	4,624	10,951
Investment and derivative gains (losses)—non-operating	1,810	1,325	7,111	1,156	1,982	(172)

Income before income taxes	$17,385	$15,584	$32,166	$19,591	$6,606	$10,779

Loss and Expense Ratios:
Claims and other policy benefits	87.7%	88.7%	83.0%	85.1%	89.3%	-1.6%
Policy acquisition costs and other insurance expenses	3.6%	2.0%	4.8%	4.4%	5.1%	-1.5%
Other operating expenses	8.1%	9.0%	8.2%	8.6%	8.6%	-0.5%
Foreign currency effect (1):
Net premiums	$(9,915)	$(129)	$(17,157)	$(22,973)	$(11,362)	$1,447
Operating income before income taxes	$(642)	$(305)	$(2,989)	$(1,013)	$(1,417)	$775
Critical illness net premiums	$63,639	$66,211	$58,793	$62,001	$61,548	$2,091

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2013	2012	2012	2012	2012	Quarter
Revenues:
Net premiums	$363,604	$362,620	$330,415	$331,945	$325,350	$38,254
Investment income, net of related expenses	22,081	20,782	19,316	20,711	22,578	(497)
Investment related gains (losses), net	382	1,460	468	(164)	(809)	1,191
Other revenue	7,749	11,269	10,052	24,109	7,408	341

Total revenues	393,816	396,131	360,251	376,601	354,527	39,289
Benefits and expenses:
Claims and other policy benefits	281,945	294,564	299,782	236,733	248,620	33,325
Interest Credited	311	653	204	216	238	73
Policy acquisition costs and other insurance expenses	62,063	58,419	52,779	89,996	50,847	11,216
Other operating expenses	30,132	34,040	28,234	26,929	27,913	2,219

Total benefits and expenses	374,451	387,676	380,999	353,874	327,618	46,833
Operating income (loss) before income taxes	19,365	8,455	(20,748)	22,727	26,909	(7,544)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	19,365	8,455	(20,748)	22,727	26,909	(7,544)
Investment and derivative gains (losses)—non-operating	(4,847)	(2,520)	4,265	1,132	5,158	(10,005)

Income (loss) before income taxes	$14,518	$5,935	$(16,483)	$23,859	$32,067	$(17,549)

Loss and Expense Ratios:
Claims and other policy benefits	77.5%	81.2%	90.7%	71.3%	76.4%	1.1%
Policy acquisition costs and other insurance expenses	17.1%	16.1%	16.0%	27.1%	15.6%	1.5%
Other operating expenses	8.3%	9.4%	8.5%	8.1%	8.6%	-0.3%
Foreign currency effect (1):
Net premiums	$(8,122)	$6,609	$(5,401)	$(12,998)	$9,756	$(17,878)
Operating income before income taxes	$(1,775)	$(508)	$(1,280)	$(614)	$1,529	$(3,304)
Critical illness net premiums	$54,508	$68,963	$68,356	$46,700	$40,333	$14,175

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2013	2012	2012	2012	2012	Quarter
Revenues:
Net premiums	$(977)	$3,502	$1,896	$1,719	$2,048	$(3,025)
Investment income, net of related expenses	28,016	23,273	22,927	20,345	16,273	11,743
Investment related gains (losses), net	254	215	227	186	187	67
Other revenue	3,950	2,649	4,280	2,790	5,596	(1,646)

Total revenues	31,243	29,639	29,330	25,040	24,104	7,139
Benefits and expenses:
Claims and other policy benefits	84	(11)	(77)	(45)	57	27
Interest credited	225	52	—	—	—	225
Policy acquisition costs and other insurance expenses	(15,343)	(10,759)	(14,194)	(13,342)	(13,870)	(1,473)
Other operating expenses	23,354	15,133	16,806	17,940	18,425	4,929
Interest expense	28,486	28,917	29,749	23,360	23,322	5,164
Collateral finance facility expense	2,538	3,357	2,995	2,878	2,967	(429)

Total benefits and expenses	39,344	36,689	35,279	30,791	30,901	8,443
Operating income (loss) before income taxes	(8,101)	(7,050)	(5,949)	(5,751)	(6,797)	(1,304)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(8,101)	(7,050)	(5,949)	(5,751)	(6,797)	(1,304)
Investment and derivative gains (losses)—non-operating	(2,198)	861	(2,453)	2,577	1,079	(3,277)
Gain on repurchase of collateral finance facility securities	46,506	—	—	—	—	46,506

Income (loss) before income taxes	$36,207	$(6,189)	$(8,402)	$(3,174)	$(5,718)	$41,925

Foreign currency effect (1):
Net premiums	$—	$8	$(1)	$9	$10	$(10)
Operating income before income taxes	$140	$827	$(815)	$1,061	$55	$85

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2013	2012	2012	2012	2012	Quarter
U.S. Traditional	$69,548	$139,609	$72,483	$95,547	$62,926	$6,622
U.S. Asset Intensive	45,596	40,838	27,119	16,643	24,481	21,115
U.S. Financial Reinsurance	8,007	8,521	8,282	9,616	6,452	1,555

Total U.S. Segment	123,151	188,968	107,884	121,806	93,859	29,292
Canadian Segment	32,877	54,038	28,142	30,507	46,659	(13,782)
Europe & South Africa Segment	15,575	14,259	25,055	18,435	4,624	10,951
Asia Pacific Segment	19,365	8,455	(20,748)	22,727	26,909	(7,544)
Corporate and Other	(8,101)	(7,050)	(5,949)	(5,751)	(6,797)	(1,304)

Consolidated	$182,867	$258,670	$134,384	$187,724	$165,254	$17,613

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Fixed maturity securities, available-for-sale	$22,401,659	$22,291,614	$21,658,414	$17,244,192	$16,794,057
Mortgage loans on real estate	2,325,191	2,300,587	2,256,881	1,157,049	1,040,733
Policy loans	1,245,812	1,278,175	1,243,498	1,250,238	1,260,070
Funds withheld at interest	5,698,594	5,594,182	5,608,640	5,457,888	5,472,532
Short-term investments	180,707	288,082	90,789	49,981	75,425
Investment Receivable	—	—	—	5,406,898	—
Other invested assets	1,129,651	1,159,543	1,236,616	940,605	867,507
Cash and cash equivalents	1,001,841	1,259,892	1,603,730	957,341	873,933

Total cash and invested assets	$33,983,455	$34,172,075	$33,698,568	$32,464,192	$26,384,257

Investment Income and Yield Summary

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2013	2012	2012	2012	2012	Quarter
Average invested assets at amortized cost (1)	$17,992,152	$17,510,541	$17,030,794	$16,539,380	$16,342,741	$1,649,411
Net investment income (1)	$213,322	$207,567	$208,346	$205,471	$202,603	$10,719
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.83%	4.83%	4.98%	5.06%	5.05%	-0.22%

(1)	Excludes funds withheld and other spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

March 31, 2013
						Other-than-
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	Impairment
	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
Corporate securities	$11,464,082	$1,022,512	$45,093	$12,441,501	55.5%	$—
Canadian and Canadian provincial governments	2,681,603	1,261,728	1,133	3,942,198	17.6%	—
Residential mortgage-backed securities	1,005,232	75,579	4,041	1,076,770	4.8%	(241)
Asset-backed securities	752,280	23,333	19,069	756,544	3.4%	(2,259)
Commercial mortgage-backed securities	1,596,659	143,381	41,896	1,698,144	7.6%	(5,431)
U.S. government and agencies	299,395	31,938	132	331,201	1.5%	—
State and political subdivisions	281,215	37,628	5,746	313,097	1.4%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,758,483	87,306	3,585	1,842,204	8.2%	—

Total fixed maturity securities	$19,838,949	$2,683,405	$120,695	$22,401,659	100.0%	$(7,931)

Non-redeemable preferred stock	76,179	7,940	8	84,111	38.1%
Other equity securities	138,088	295	1,829	136,554	61.9%

Total equity securities	$214,267	$8,235	$1,837	$220,665	100.0%

December 31, 2012
						Other-than-
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	Impairment
	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
Corporate securities	$11,333,431	$1,085,973	$39,333	$12,380,071	55.5%	$—
Canadian and Canadian provincial governments	2,676,777	1,372,731	174	4,049,334	18.2%	—
Residential mortgage-backed securities	969,267	76,520	3,723	1,042,064	4.7%	(241)
Asset-backed securities	700,455	19,898	28,798	691,555	3.1%	(2,259)
Commercial mortgage-backed securities	1,608,376	142,369	51,842	1,698,903	7.6%	(6,125)
U.S. government and agencies	231,256	33,958	24	265,190	1.2%	—
State and political subdivisions	270,086	38,058	5,646	302,498	1.4%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,769,784	94,929	2,714	1,861,999	8.3%	—

Total fixed maturity securities	$19,559,432	$2,864,436	$132,254	$22,291,614	100.0%	$(8,625)

Non-redeemable preferred stock	68,469	6,542	170	74,841	33.6%
Other equity securities	148,577	416	1,134	147,859	66.4%

Total equity securities	$217,046	$6,958	$1,304	$222,700	100.0%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	March 31, 2013				December 31, 2012
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$2,144,219	$2,288,188	18.1%	A	$2,114,425	$2,260,382	17.9%	A
Brokerage	130,795	144,069	1.1%	A-	120,139	131,664	1.0%	A-
Finance Comp.	186,778	200,299	1.6%	A	181,430	193,892	1.5%	A
Insurance	645,962	711,948	5.6%	A-	592,109	654,647	5.2%	A-
REITs	486,105	526,504	4.2%	BBB+	485,469	523,370	4.2%	BBB
Other Finance	307,597	322,315	2.5%	BBB+	342,929	358,897	2.9%	BBB+

Total Financial Institutions	3,901,456	4,193,323	33.1%		3,836,501	4,122,852	32.7%
Industrials
Basic	818,089	870,860	6.9%	BBB	803,353	861,547	6.8%	BBB
Capital Goods	627,224	680,465	5.4%	BBB	637,479	692,218	5.5%	BBB
Communications	1,089,019	1,195,777	9.5%	BBB+	1,044,374	1,169,000	9.3%	BBB+
Consumer Cyclical	742,197	794,649	6.3%	BBB+	727,324	786,726	6.2%	BBB+
Consumer Noncyclical	1,043,968	1,146,692	9.1%	BBB+	969,589	1,084,295	8.6%	BBB+
Energy	708,830	778,488	6.1%	BBB+	728,354	807,087	6.4%	BBB+
Technology	464,941	486,573	3.8%	BBB	475,697	502,123	4.0%	BBB
Transportation	362,825	398,470	3.1%	BBB+	378,808	415,283	3.3%	BBB+
Other Industrial	120,053	128,054	1.0%	BBB	116,989	125,567	1.0%	BBB

Total Industrials	5,977,146	6,480,028	51.2%		5,881,967	6,443,846	51.1%
Utilities
Electric	1,050,949	1,158,508	9.1%	BBB+	1,081,451	1,196,527	9.5%	BBB+
Natural Gas	652,497	722,356	5.7%	BBB	656,357	733,422	5.8%	BBB
Other Utility	66,438	77,296	0.6%	A-	61,850	72,662	0.6%	A-

Total Utilities	1,769,884	1,958,160	15.4%		1,799,658	2,002,611	15.9%
Other Sectors	29,863	30,655	0.3%	AA	32,351	33,462	0.3%	AA

Total	$11,678,349	$12,662,166	100.0%	BBB+	$11,550,477	$12,602,771	100.0%	BBB+

(1)	The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		March 31, 2013			December 31, 2012			September 30, 2012			June 30, 2012			March 31, 2012
NAIC Designation	Rating Agency Designation (1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$1,784,693	$1,891,675	8.4%	$1,857,190	$1,980,164	8.9%	$2,222,818	$2,364,081	10.9%	$1,979,353	$2,092,043	12.1%	$2,090,606	$2,196,118	13.1%
1	AA	5,408,086	6,565,513	29.3%	5,286,082	6,541,670	29.4%	5,265,613	6,572,815	30.4%	4,578,944	5,708,472	33.1%	4,727,343	5,764,579	34.3%
1	A	5,140,174	5,962,302	26.6%	4,915,882	5,778,737	25.9%	4,666,113	5,525,476	25.5%	3,919,020	4,705,816	27.3%	3,646,110	4,263,802	25.4%
2	BBB	6,058,221	6,524,007	29.1%	6,186,536	6,692,929	30.0%	5,716,281	6,185,558	28.6%	3,667,640	3,974,486	23.1%	3,539,967	3,814,367	22.7%
3	BB	731,136	757,948	3.4%	694,349	712,712	3.2%	583,622	608,439	2.8%	421,128	428,875	2.5%	428,543	430,002	2.6%
4	B	497,504	507,879	2.3%	444,996	444,035	2.0%	322,040	306,871	1.4%	269,970	248,850	1.4%	240,603	220,924	1.3%
5	CCC	98,290	79,039	0.4%	118,738	95,906	0.4%	92,149	68,193	0.3%	89,665	64,812	0.4%	106,637	80,660	0.5%
6	In or near default	120,845	113,296	0.5%	55,659	45,461	0.2%	36,647	26,981	0.1%	31,445	20,838	0.1%	35,050	23,605	0.1%

	Total	$19,838,949	$22,401,659	100.0%	$19,559,432	$22,291,614	100.0%	$18,905,283	$21,658,414	100.0%	$14,957,165	$17,244,192	100.0%	$14,814,859	$16,794,057	100.0%

(1)	The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$520,081	$575,274	$497,918	$555,535	$511,887	$571,894	$511,985	$571,821	$523,206	$576,045
Non-agency	485,151	501,496	471,349	486,529	468,768	483,914	495,808	506,741	551,867	562,183

Total residential mortgage-backed securities	1,005,232	1,076,770	969,267	1,042,064	980,655	1,055,808	1,007,793	1,078,562	1,075,073	1,138,228
Commercial mortgage-backed securities	1,596,659	1,698,144	1,608,376	1,698,903	1,663,493	1,740,391	1,308,668	1,348,047	1,302,734	1,342,421
Asset-backed securities	752,280	756,544	700,455	691,555	588,851	572,700	469,616	441,051	448,688	414,527

Total	$3,354,171	$3,531,458	$3,278,098	$3,432,522	$3,232,999	$3,368,899	$2,786,077	$2,867,660	$2,826,495	$2,895,176

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	March 31, 2013
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$308,039	$337,453	$179,472	$196,947	$181,203	$194,364
2007	170,423	187,147	32,850	37,343	68,910	76,582
2008	—	—	53,671	66,143	18,677	21,049
2009	1,653	1,806	12,346	13,672	3,476	5,680
2010	27,988	29,651	47,138	52,872	19,321	21,007
2011	15,746	16,262	18,157	20,876	40,504	43,494
2012	28,334	28,686	35,130	36,159	58,334	60,064
2013	32,060	32,029	4,118	4,115	—	—

Total	$584,243	$633,034	$382,882	$428,127	$390,425	$422,240

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$193,417	$199,964	$102,560	$99,160	$964,691	$1,027,888
2007	93,610	109,051	115,537	101,711	481,330	511,834
2008	—	—	22,642	18,935	94,990	106,127
2009	3,941	5,516	—	—	21,416	26,674
2010	—	—	—	—	94,447	103,530
2011	33,198	34,035	—	—	107,605	114,667
2012	43,354	43,993	—	—	165,152	168,902
2013	—	—	—	—	36,178	36,144

Total	$367,520	$392,559	$240,739	$219,806	$1,965,809	$2,095,766

NOTE: Totals include directly held investments with amortized cost of $1,596.7 million and fair value of $1,698.1 million as well as investments in funds withheld with amortized cost of $369.1 million and fair value of $397.7 million.

	December 31, 2012
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$313,032	$346,462	$189,203	$208,051	$185,038	$196,800
2007	182,456	201,131	32,810	37,542	69,266	77,657
2008	7,674	7,672	53,510	67,624	14,387	17,098
2009	1,655	1,820	17,399	19,483	3,463	5,599
2010	27,984	29,956	47,085	53,027	13,273	14,405
2011	15,748	16,411	16,069	18,184	40,546	42,726
2012	28,324	29,080	36,340	36,925	58,376	59,595

Total	$576,873	$632,532	$392,416	$440,836	$384,349	$413,880

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$194,452	$198,490	$109,969	$103,365	$991,694	$1,053,168
2007	93,414	108,902	115,028	91,505	492,974	516,737
2008	—	—	22,416	17,386	97,987	109,780
2009	3,880	5,547	—	—	26,397	32,449
2010	—	—	—	—	88,342	97,388
2011	33,242	33,757	—	—	105,605	111,078
2012	43,346	43,811	—	—	166,386	169,411

Total	$368,334	$390,507	$247,413	$212,256	$1,969,385	$2,090,011

NOTE: Totals include directly held investments with amortized cost of $1,608.4 million and fair value of $1,698.9 million as well as investments in funds withheld with amortized cost of $361.0 million and fair value of $391.1 million.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$64,399	52.6%	$53,648	40.2%	$55,097	35.9%	$75,539	38.5%	$88,526	41.3%
20% or more for less than six months	—	0.0%	734	0.5%	509	0.3%	5,924	3.0%	9,803	4.6%
20% or more for six months or greater	56,296	45.9%	77,872	58.3%	97,260	63.3%	112,362	57.2%	111,830	52.2%

Total	$120,695	98.5%	$132,254	99.0%	$152,866	99.5%	$193,825	98.7%	$210,159	98.1%

Equity Securities

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$1,836	1.5%	$1,303	1.0%	$833	0.5%	$1,659	0.9%	$3,511	1.6%
20% or more for less than six months	—	0.0%	—	0.0%	—	0.0%	815	0.4%	183	0.1%
20% or more for six months or greater	1	0.0%	1	0.0%	1	0.0%	—	0.0%	499	0.2%

Total	$1,837	1.5%	$1,304	1.0%	$834	0.5%	$2,474	1.3%	$4,193	1.9%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of March 31, 2013
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$1,187,238	$25,066	$89,284	$11,614	$1,276,522	$36,680
Canadian and Canadian provincial governments	59,042	1,133	—	—	59,042	1,133
Residential mortgage-backed securities	54,738	469	17,664	2,920	72,402	3,389
Asset-backed securities	91,530	672	86,661	7,216	178,191	7,888
Commercial mortgage-backed securities	79,509	471	21,920	6,521	101,429	6,992
U.S. government and agencies	56,975	132	—	—	56,975	132
State and political subdivisions	30,734	266	11,463	5,480	42,197	5,746
Other foreign government, supranational, and foreign government-sponsored enterprises	335,216	2,809	7,375	744	342,591	3,553

Investment grade securities	1,894,982	31,018	234,367	34,495	2,129,349	65,513

Non-investment grade securities:
Corporate securities	155,261	2,961	30,763	5,452	186,024	8,413
Residential mortgage-backed securities	18,215	298	4,681	354	22,896	652
Asset-backed securities	10,138	171	29,370	11,010	39,508	11,181
Commercial mortgage-backed securities	—	—	66,674	34,904	66,674	34,904
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,034	32	—	—	1,034	32

Non-investment grade securities	184,648	3,462	131,488	51,720	316,136	55,182

Total fixed maturity securities	$2,079,630	$34,480	$365,855	$86,215	$2,445,485	$120,695

Non-redeemable preferred stock	7,885	7	1	1	7,886	8
Other equity securities	110,187	1,829	—	—	110,187	1,829

Total Equity securities	$118,072	$1,836	$1	$1	$118,073	$1,837

	As of December 31, 2012
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$786,203	$13,276	$108,187	$17,386	$894,390	$30,662
Canadian and Canadian provincial governments	12,349	174	—	—	12,349	174
Residential mortgage-backed securities	22,288	97	19,394	3,199	41,682	3,296
Asset-backed securities	59,119	449	96,179	9,508	155,298	9,957
Commercial mortgage-backed securities	89,507	797	29,181	7,974	118,688	8,771
U.S. government and agencies	7,272	24	—	—	7,272	24
State and political subdivisions	20,602	1,514	11,736	4,132	32,338	5,646
Other foreign government, supranational, and foreign government-sponsored enterprises	244,817	1,953	7,435	761	252,252	2,714

Investment grade securities	1,242,157	18,284	272,112	42,960	1,514,269	61,244

Non-investment grade securities:
Corporate securities	181,168	3,170	39,123	5,501	220,291	8,671
Residential mortgage-backed securities	15,199	80	2,633	347	17,832	427
Asset-backed securities	3,421	26	31,938	18,815	35,359	18,841
Commercial mortgage-backed securities	3,317	764	68,405	42,307	71,722	43,071
State and political subdivisions	—	—	—	—	—	—

Non-investment grade securities	203,105	4,040	142,099	66,970	345,204	71,010

Total fixed maturity securities	$1,445,262	$22,324	$414,211	$109,930	$1,859,473	$132,254

Non-redeemable preferred stock	5,577	52	5,679	118	11,256	170
Other equity securities	85,374	1,134	—	—	85,374	1,134

Total Equity securities	$90,951	$1,186	$5,679	$118	$96,630	$1,304

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2013	2012	2012	2012	2012	Quarter
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(202)	$(4,346)	$(1,996)	$(1,959)	$(7,607)	$7,405
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	—	(559)	162	(7,221)	7,221

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(202)	(4,346)	(2,555)	(1,797)	(14,828)	14,626
Impairment losses on equity securities	—	—	—	(2,186)	(839)	839
Gain on investment activity	21,680	43,190	53,173	26,593	22,312	(632)
Loss on investment activity	(11,212)	(4,384)	(6,668)	(8,918)	(7,504)	(3,708)

Net gain/(loss) on fixed maturity and equity securities	10,266	34,460	43,950	13,692	(859)	11,125
Other impairment losses and change in mortgage loan provision	(1,626)	(2,220)	(10,301)	1,762	(5,843)	4,217
Other non-derivative gain/(loss), net	4,589	4,868	5,563	5,628	6,641	(2,052)
Free-standing Derivatives:
Credit Default Swaps	3,904	3,523	7,819	(4,794)	11,813	(7,909)
Interest Rate Swaps—non-hedged	(22,265)	(9,866)	(1,437)	73,342	(47,352)	25,087
Interest Rate Swaps—hedged	(17)	(40)	(4)	29	(26)	9
Futures	(6,881)	(9,932)	(3,977)	11,073	(17,408)	10,527
CPI Swaps	(871)	1,543	422	(1,431)	(802)	(69)
Equity options	(30,623)	(11,146)	(23,916)	3,367	(37,983)	7,360
Currency Forwards	(5,659)	(5,070)	519	515	(1,608)	(4,051)
Interest Rate Options	1,982	—	—	—	—	1,982

Total free-standing derivatives	(60,430)	(30,988)	(20,574)	82,101	(93,366)	32,936
Embedded Derivatives:
Modified coinsurance and funds withheld treaties	90,258	74,054	54,836	(4,453)	(9,428)	99,686
GMXB	51,314	30,588	2,579	(74,929)	146,375	(95,061)

Total embedded derivatives	141,572	104,642	57,415	(79,382)	136,947	4,625
Net gain/(loss) on total derivatives	81,142	73,654	36,841	2,719	43,581	37,561

Total investment related gains / (losses), net	$94,371	$110,762	$76,053	$23,801	$43,520	$50,851

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